As filed with the Securities and Exchange Commission on March 8, 1999
                                                      Registration No. 333-66431
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                             PRE-EFFECTIVE AMENDMENT
                                    NO. 5 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

California                           6361                        95-1068610
(State or Other          (Primary Standard Industrial         (I.R.S. Employer
Jurisdiction of            Classification Code No.)          Identification No.)
Incorporation of
Organization)
                             114 East Fifth Street
                        Santa Ana, California 92701-4642
                                 (800) 854-3643
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

Mark R Arnesen, Esq.                              (Copy to)
Secretary                                          Neil W. Rust, Esq.
The First American Financial Corporation           White & Case LLP
114 East Fifth Street                              633 West Fifth Street
Santa Ana, California 92701                        Los Angeles, California 90071
(714) 558-3211                                           (213) 620-7700
(Name, Address, Including Zip Code, and
Telephone Number, Including Area Code,
of Agent For Service)

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as the Registrant shall determine.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with
General Instruction G, check the following box. (   )

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ( ) Registration No._________

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ( ) Registration No._________

                                          CALCULATION OF REGISTRATION FEE
------------------------------------ ------------------- ------------------- -------------------- -------------------
                                                          Proposed Maximum    Proposed Maximum        Amount of
 Title of Each Class of Securities      Amount To Be      Aggregate Price    Aggregate Offering     Registration Fee
         To Be Registered                Registered         Per Unit<F1>          Price <F1>             <F2>
------------------------------------ ------------------- ------------------- -------------------- -------------------
------------------------------------ ------------------- ------------------- -------------------- -------------------
Common shares, $1.00 par value        3,000,000 shares        $26.906            $80,718,750           $22,440
------------------------------------ ------------------- ------------------- -------------------- -------------------

<F1> Estimated  solely for the purpose of calculating  the  registration  fee in accordance with Rule 457(c) under the Securities Act, based on the average of the high and low prices of the common shares registered on the New York Stock Exchange as of October 26, 1998.

<F2> Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   Signatures

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Pre-Effective Amendment No. 5 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Santa Ana, state of California, on March 8, 1999.



                                                THE FIRST AMERICAN FINANCIAL
                                                CORPORATION

                                                By: /s/ Parker S. Kennedy
                                                   -----------------------------
                                                   Parker S. Kennedy, President
                                                   (Principal Executive Officer)



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment No. 5 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date: March 8, 1999                 By: /s/  D.P. Kennedy
                                       -----------------------------------------
                                    D.P. Kennedy, Chairman and Director



Date: March 8, 1999                 By: /s/ Parker S. Kennedy
                                       -----------------------------------------
                                       Parker S. Kennedy, President and Director



Date: March 8, 1999                 By: /s/  Thomas A. Klemens
                                       -----------------------------------------
                                       Thomas A. Klemens, Executive Vice
                                       President, Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment No. 5 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date: March 8, 1999                 By: /s/ George L. Argyros                  *
                                       -----------------------------------------
                                       George L. Argyros, Director

Date: March 8, 1999                 By: /s/ Gary J. Beban                      *
                                       -----------------------------------------
                                       Gary J. Beban, Director

Date: March 8, 1999                 By: /s/ J. David Chatham                   *
                                       -----------------------------------------
                                       J. David Chatham, Director

Date: March 8, 1999                 By: /s/ William G. Davis                   *
                                       -----------------------------------------
                                       William G. Davis, Director

Date: March 8, 1999                 By: /s/ James J. Doti                      *
                                       -----------------------------------------
                                       James L. Doti, Director

Date: March 8, 1999                 By: /s/ Lewis W. Douglas, Jr.              *
                                       -----------------------------------------
                                       Lewis W. Douglas, Jr., Director

Date: March 8, 1999                 By: /s/ Paul B. Fay, Jr.                   *
                                       -----------------------------------------
                                       Paul B. Fay, Jr., Director

Date: March 8, 1999                 By: /s/ Dale F. Frey                       *
                                       -----------------------------------------
                                       Dale F. Frey, Director

Date: March 8, 1999                 By: /s/ Anthony R. Moiso                   *
                                       -----------------------------------------
                                       Anthony R. Moiso, Director

Date: March 8, 1999                 By: /s/ Frank O'Bryan                      *
                                       -----------------------------------------
                                       Frank O'Bryan, Director

Date: March 8, 1999                 By: /s/ Roslyn B. Payne                    *
                                       -----------------------------------------
                                       Roslyn B. Payne, Director

Date:                               By:
                                       -----------------------------------------
                                       D. Van Skilling, Director

Date: March 8, 1999                 By: /s/ Virginia Ueberroth                 *
                                       -----------------------------------------
                                       Virginia Ueberroth, Director

*By: /s/ Mark R Arnesen
    ----------------------------
    Mark R Arnesen
    Attorney-in-Fact

                                  Exhibit Index

Exhibit
Number         Description

4.1. Description of the Registrant's capital stock in Article Sixth of the Restated Articles of Incorporation of The First American Financial Corporation, incorporated by reference to Exhibit 3.1 of the Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form S-4 dated July 28, 1998.

4.2. Rights Agreement, incorporated by reference to Exhibit 4 of the Registrant's Registration Statement on Form 8-A dated November 7, 1997.

5.             Opinion of counsel regarding legality (previously filed).

23.1.          Consent of independent accountants.

23.2.          Consent of counsel (contained in Exhibit 5) (previously filed).

24.            Power of Attorney (previously filed).